UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Semiannual Report

February 28, 2009

MXN

Minnesota Municipal
Income Fund II

Minnesota Municipal Income Fund II

Our Image – George Washington

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

Table of Contents

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

6	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

17	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Fund OVERVIEW

Portfolio Allocation

As a percentage of total investments on February 28, 2009

Healthcare Revenue	22%
Housing Revenue	15
General Obligations	12
Prerefunded Issues[1]	12
Leasing Revenue	12
Education Revenue	6
Utility Revenue	5
Transportation Revenue	5
Short-Term Investments	5
Economic Development Revenue	2
Industry Development Revenue	2
Recreation Authority Revenue	1
Tax Revenue	1
100%

1Within the Schedule of Investments, prerefunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown2

As a percentage of long-term investments on February 28, 2009

AAA	14%
AA	28
A	18
BBB	19
BB	2
Nonrated	19
100%

2Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Schedule of INVESTMENTS February 28, 2009 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	VALUE (I)
(Percentages of each investment category relate to total net assets applicable to outstanding common shares)
Municipal Long-Term Investments — 162.3%
Economic Development Revenue — 4.3%
Minneapolis Development Revenue, Limited Tax Supported Common Bond, Series 2-A (AMT), 5.13%, 6/1/22	$500,000	$422,480
Minnesota Agriculture & Economic Development Board, Small Business Program A — Lot 1 (AMT), 5.55%, 8/1/16	400,000	351,884
		774,364
Education Revenue — 10.4%
Higher Education Facilities, Augsburg College, Series 6, 5.00%, 5/1/28	200,000	169,694
Higher Education Facilities, Bethel University, Series 6-R, 5.50%, 5/1/24	500,000	418,180
Higher Education Facilities, College of Art & Design, 5.00%, 5/1/26	400,000	349,668
Higher Education Facilities, St. Catherine's College, 5.38%, 10/1/32	1,000,000	807,690
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series A, 5.00%, 12/1/36	200,000	120,146
		1,865,378
General Obligations — 20.6%
Crow Wing County Jail, Series B (MBIA), 5.00%, 2/1/21	550,000	574,326
Duluth Independent School District Number 709, Series A (FSA) (MSDCEP), 4.25%, 2/1/23	500,000	503,205
Hennepin County, Series D, 5.00%, 12/1/25	1,000,000	1,050,430
Minnesota State, Series A, 5.00%, 6/1/18	1,000,000	1,160,980
Puerto Rico Commonwealth, Series A, 5.00%, 7/1/28	500,000	415,165
		3,704,106
Healthcare Revenue — 49.7%
Bemidji Health Care Facilities, North Country Health Services (RAAI), 5.00%, 9/1/31	1,000,000	829,030
Columbia Heights Multifamily & Health Care Facilities Revenue, Crest View Project, 5.70%, 7/1/42	350,000	221,729
Cuyuna Range Hospital District, Health Facility Authority Revenue, 5.00%, 6/1/29	350,000	230,538
5.50%, 6/1/35	400,000	260,364
Duluth Health Care Facility, Benedictine Health System-St. Mary's Hospital (Prerefunded 2/15/14 @ 100), 5.25%, 2/15/33 (A)	1,000,000	1,139,370
Glencoe Health Care Facilities, Glencoe Regional Health Services (Prerefunded 4/1/11 @ 101), 7.50%, 4/1/31 (A)	400,000	452,816
Golden Valley Health Care Facilities, Covenant Retirement Communities, 5.50%, 12/1/25	600,000	477,288
Marshall Health Care Facility, Weiner Medical Center Project, Series A, 5.35%, 11/1/17	350,000	343,315
Minneapolis Health Care Systems Revenue, Fairview Health Services, Series A, 6.63%, 11/15/28	750,000	787,995
Minneapolis-St. Paul Housing & Redevelopment Authority, Healthpartners Project, 5.88%, 12/1/29	750,000	642,945
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, 6.38%, 11/15/29	25,000	24,672
Monticello, Big Lake Community Hospital District, Series C, 6.20%, 12/1/22	400,000	315,516
Moorhead Economic Development Authority, Housing Development Eventide Project, Series A, 5.15%, 6/1/29	300,000	190,587
New Hope Housing & Health Care Facility, Masonic Home North Ridge, 5.75%, 3/1/15	400,000	363,772
Prior Lake Senior Housing Revenue, Shepard's Path Senior Housing, Series B, 5.70%, 8/1/36	200,000	139,084
Shakopee Health Care Facility, St. Francis Regional Medical Center, 5.10%, 9/1/25	500,000	419,495
St. Louis Park Health Care Facilities, Park Nicollet Health Systems, Series B (Prerefunded 7/1/14 @ 100), 5.50%, 7/1/25 (A)	250,000	291,375
5.25%, 7/1/30 (A)	250,000	288,242
St. Paul Housing & Redevelopment Authority Hospital Revenue, HealthEast Project, 6.00%, 11/15/30	200,000	148,128
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, 5.63%, 10/1/33	495,549	316,715
St. Paul Housing & Redevelopment Authority, Regions Hospital, 5.25%, 5/15/18	500,000	475,055
5.30%, 5/15/28	170,000	136,641
St. Paul Port Authority, HealthEast Midway Campus, 5.75%, 5/1/25	600,000	460,374
		8,955,046
Housing Revenue — 27.5%
Minneapolis Housing Revenue, Keeler Apartments Project, Series A, 5.00%, 10/1/37	300,000	187,875
Minneapolis Multifamily Housing, Seward Towers Project (GNMA), 5.00%, 5/20/36	1,190,000	1,090,730

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Schedule of INVESTMENTS February 28, 2009 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	VALUE (I)
Minneapolis-St. Paul Housing, Finance Board Single Family Mortgage Revenue, Mortgage-Backed City Living (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	$194,806	$169,534
Minnesota Housing Finance Agency, Residential Housing, Series D (AMT), 4.70%, 7/1/27	1,000,000	866,130
Minnesota Housing Finance Agency, Residential Housing, Series F (AMT), 5.40%, 7/1/30	300,000	280,521
Moorhead Senior Housing Revenue, Sheyenne Crossing Project, 5.65%, 4/1/41	330,000	207,907
Southeast State Multi-County Housing & Redevelopment Authority, Goodhue County Apartments (Prerefunded 1/1/10 @ 100), 6.75%, 1/1/31 (A)	320,000	335,315
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Sholom East Project, Series A, 5.25%, 10/1/42	250,000	146,645
St. Paul Multifamily Housing, Selby Grotto Housing Project (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	609,766
Washington County Housing & Redevelopment Authority, Woodland Park Apartments, 4.70%, 10/1/26	1,000,000	936,410
Worthington Housing Authority, Meadows Worthington Project, Series A, 5.38%, 5/1/37	200,000	120,148
		4,950,981
Industry Development Revenue — 2.9%
Duluth Seaway Port Authority, Cargill Project, 4.20%, 5/1/13	500,000	518,795
Leasing Revenue — 26.0%
Andover Economic Development Authority, Public Facility Lease Revenue, Andover Community Center (Crossover Refunded 2/1/14 @ 100), 5.13%, 2/1/24 ^	295,000	316,975
5.13%, 2/1/24 ^	205,000	220,270
Hopkins Housing & Redevelopment Authority, Public Facility Lease Revenue, Public Works & Fire Station, Series A (MBIA) (Prerefunded 2/1/13 @ 100), 5.00%, 2/1/23 (A)	1,000,000	1,121,210
Otter Tail County Housing & Redevelopment Authority, Building Lease Revenue, Series A, 5.00%, 2/1/19	525,000	529,090
Ramsey County Public Improvement, Series A, 4.75%, 1/1/24	1,000,000	1,004,960
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, 5.00%, 12/1/32	100,000	91,426
St. Paul Port Authority Office Building Facility, Robert Street, 5.25%, 12/1/27	1,000,000	1,015,580
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, 5.13%, 2/1/24	400,000	378,956
		4,678,467
Recreation Authority Revenue — 1.9%
Moorhead Golf Course, Series B, 5.88%, 12/1/21	400,000	337,548
Tax Revenue — 1.2%
Minneapolis Tax Increment Revenue, St. Anthony Falls Project,
5.65%, 2/1/27	150,000	94,494
5.75%, 2/1/27	200,000	127,624
		222,118
Transportation Revenue — 8.8%
Minneapolis-St. Paul Metropolitan Airports Commission, Series A, 5.00%, 1/1/19 (AMBAC)	750,000	798,990
5.00%, 1/1/19 (MBIA)	750,000	788,662
		1,587,652
Utility Revenue — 9.0%
Chaska Electric, Series A, 5.00%, 10/1/30	500,000	478,340
6.10%, 10/1/30	10,000	10,075
Northern Municipal Power Agency, Series A (AGTY), 5.00%, 1/1/18	400,000	426,156
5.00%, 1/1/20	250,000	257,185
Puerto Rico Electric Power Authority, Series VV (MBIA), 5.25%, 7/1/29	500,000	454,050
		1,625,806
Total Municipal Long-Term Investments (Cost: $31,724,909)		29,220,261

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	SHARES/ PAR	VALUE (I)
Short-Term Investments — 7.9%
Money Market Fund — 6.9%
Federated Minnesota Municipal Cash Trust	1,240,162	$1,240,162
U.S. Treasury Obligation — 1.0%
United States Treasury Bill, 0.02%, 4/9/09	$180,000	179,996
Total Short-Term Investments (Cost: $1,420,158)		1,420,158
Total Investments ▲ — 170.2% (Cost: $33,145,067)		30,640,419
Preferred Shares at Liquidation Value — (72.2)%		(13,000,000)
Other Assets and Liabilities, Net — 2.0%		366,998
Total Net Assets — 100.0%		$18,007,417

(I)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(A)  Prerefunded issues are typically backed by U.S. government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

^  Crossover Refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

▲  On February 28, 2009, the cost of investments for federal income tax purposes was approximately $33,145,067. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$705,166
Gross unrealized depreciation	(3,209,814)
Net unrealized depreciation	$(2,504,648)

  AGTY – Assured Guaranty

  AMBAC – American Municipal Bond Assurance Corporation

  AMT – Alternative Minimum Tax. As of February 28, 2009, the aggregate market value of securities subject to the AMT is $2,700,315, which represents 15.0% of total net assets applicable to common shares.

  FHA – Federal Housing Administration

  FHLMC – Federal Home Loan Mortgage Corporation

  FNMA – Federal National Mortgage Association

  FSA – Financial Security Assurance

  GNMA – Government National Mortgage Association

  MBIA – Municipal Bond Insurance Association

  MSDCEP – Minnesota School District Credit Enhancement Program

  RAAI – Radian Asset Assurance Inc.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Statement of ASSETS AND LIABILITIES February 28, 2009 (unaudited)

Assets:
Unaffiliated investments, at value (Cost: $33,145,067) (note 2)	$30,640,419
Receivable for accrued interest	427,116
Prepaid expenses and other assets	3,846
Total assets	31,071,381
Liabilities:
Payable for preferred share distributions (note 3)	1,952
Payable for investment advisory fees (note 5)	8,333
Payable for administrative fees (note 5)	4,762
Payable for listing fees	2,290
Payable for postage and printing fees	5,668
Payable for professional fees	24,204
Payable for transfer agent fees	4,065
Payable for other expenses	12,690
Total liabilities	63,964
Preferred shares, at liquidation value (note 3)	13,000,000
Net assets applicable to outstanding common shares	$18,007,417
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	67,687
Accumulated net realized loss on investments and futures contracts	(354,596)
Net unrealized depreciation of investments	(2,504,648)
Net assets applicable to outstanding common shares	$18,007,417
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$18,007,417
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$12.23
Market price per share	$12.18
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Statement of OPERATIONS For the six-month period ended February 28, 2009 (unaudited)

Investment Income:
Interest from unaffiliated investments	$842,764
Dividends from unaffiliated money market fund	4,464
Total investment income	847,228
Expenses (note 5):
Investment advisory fees	52,870
Administrative fees	30,211
Auction agent fees	16,432
Custodian fees	758
Professional fees	22,259
Postage and printing fees	12,765
Transfer agent fees	10,769
Listing fees	2,277
Directors' fees	14,351
Insurance fees	5,754
Pricing fees	4,589
Other expenses	13,320
Total expenses	186,355
Net investment income	660,873
Net realized and unrealized losses on investments and futures contracts (notes 2 and 4):
Net realized loss on:
Investments	(266,802)
Futures contracts	(4,933)
Net change in unrealized appreciation or depreciation of investments	(1,992,081)
Net loss on investments and futures contracts	(2,263,816)
Distributions to preferred shareholders (note 2):
From net investment income	(179,974)
Net decrease in net assets applicable to common shares resulting from operations	$(1,782,917)

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Statements of CHANGES IN NET ASSETS

	Six-Month Period Ended 2/28/09 (unaudited)	Year Ended 8/31/08
Operations:
Net investment income	$660,873	$1,341,570
Net realized gain (loss) on:
Investments	(266,802)	18,065
Futures contracts	(4,933)	(11,099)
Net change in unrealized appreciation or depreciation of investments	(1,992,081)	(550,570)
Distributions to preferred shareholders (note 2):
From net investment income	(179,974)	(366,396)
From net realized gain on investments	—	(72,361)
Net increase (decrease) in net assets applicable to common shares resulting from operations	(1,782,917)	359,209
Distributions to common shareholders (note 2):
From net investment income	(500,652)	(949,766)
From net realized gain on investments	—	(116,711)
Total distributions	(500,652)	(1,066,477)
Total decrease in net assets applicable to common shares	(2,283,569)	(707,268)
Net assets applicable to common shares at beginning of year	20,290,986	20,998,254
Net assets applicable to common shares at end of year	$18,007,417	$20,290,986
Undistributed net investment income	$67,687	$87,440

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Fund II 2009 Semiannual Report

FINANCIAL HIGHLIGHTS

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended 2/28/09		Year Ended August 31,			Seven-Month Fiscal Period Ended		Year Ended January 31,
	(unaudited)		2008	2007	2006	8/31/05		2005	2004
Per-Share Data
Net asset value, common shares, beginning of period	$13.78		$14.26	$15.06	$15.41	$15.19		$14.70	$14.56
Operations:
Net investment income	0.45		0.91	0.93	0.93	0.53		0.94	0.82
Net realized and unrealized gains (losses) on investments and futures contracts	(1.54)		(0.37)	(0.79)	(0.29)	0.25		0.47	0.39
Distributions to preferred shareholders:
From net investment income	(0.12)		(0.25)	(0.30)	(0.25)	(0.10)		(0.09)	(0.07)
From net realized gain on investments	—		(0.05)	(0.01)	(0.01)	—		—	—
Total from operations	(1.21)		0.24	(0.17)	0.38	0.68		1.32	1.14
Distributions to common shareholders:
From net investment income	(0.34)		(0.64)	(0.62)	(0.69)	(0.46)		(0.79)	(0.80)
From net realized gain on investments	—		(0.08)	(0.01)	(0.04)	—		(0.04)	(0.03)
Total distributions to common shareholders	(0.34)		(0.72)	(0.63)	(0.73)	(0.46)		(0.83)	(0.83)
Offering costs and underwriting discounts associated with the issuance of preferred shares and common shares	—		—	—	—	—		—	(0.17)
Net asset value, common shares, end of period	$12.23		$13.78	$14.26	$15.06	$15.41		$15.19	$14.70
Market value, common shares, end of period	$12.18		$13.00	$13.25	$14.24	$15.06		$14.39	$14.60
Selected Information
Total return, common shares, net asset value [1]	(8.68	)% [5]	1.74%	(1.22)%	2.65%	4.57	% [5]	9.36%	6.86%
Total return, common shares, market value [2]	(3.48	)% [5]	3.64%	(2.73)%	(0.35)%	8.00	% [5]	4.66%	4.36%
Net assets applicable to common shares at end of period (in millions)	$18		$20	$21	$22	$23		$22	$22
Ratio of expenses to average weekly net assets applicable to common shares before fee waivers [3]	2.15	% [6]	1.98%	1.85%	1.70%	1.67	% [6]	1.61%	1.99%
Ratio of expenses to average weekly net assets applicable to common shares after fee waivers [3]	2.15	% [6]	1.90%	1.77%	1.62%	1.59	% [6]	1.53%	1.91%
Ratio of net investment income to average weekly net assets applicable to common shares before fee waivers [3]	7.63	% [6]	6.46%	6.12%	6.13%	5.95	% [6]	6.31%	5.87%
Ratio of net investment income to average weekly net assets applicable to common shares after fee waivers [3]	7.63	% [6]	6.54%	6.20%	6.21%	6.03	% [6]	6.39%	5.95%
Portfolio turnover rate	12%		22%	24%	18%	7%		13%	22%
Net assets applicable to preferred shares, end of period (in millions)	$13		$13	$13	$13	$13		$13	$13
Asset coverage per preferred share (in thousands) [4]	$60		$64	$65	$68	$69		$68	$67
Liquidation preference and market value per preferred share (in thousands)	$25		$25	$25	$25	$25		$25	$25

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

4  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

5  Total return has not been annualized.

6  Annualized.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Notes to FINANCIAL STATEMENTS (unaudited as to February 28, 2009)

(1) Organization
   Minnesota Municipal Income Fund II, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the American Stock Exchange under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) Summary of Significant Accounting Policies
   Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

Minnesota Municipal Income Fund II 2009 Semiannual Report

As of February 28, 2009, the fund held no fair valued securities.

The fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("FAS 157"), on September 1, 2008. FAS 157 requires the fund to classify its securities based on valuation method, using the following three levels:

Level 1 - Quoted prices in active markets for identical securities. Generally, the types of securities included within Level 1 of the fund are investments in open end funds.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.). Generally, the types of securities included in Level 2 of the fund are municipal bonds and U.S. treasury bills.

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management's fair value procedures established by the board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and/or an evaluation of the forces that influence the market in which the securities are purchased and sold.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities. Industry implementation has just begun and it may be some period of time before industry practices become more uniform. For this reason, care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of February 28, 2009, the fund's investments were classified as follows:

Investments in Securities
Level 1 - Quoted prices in active markets for identical assets	$1,240,162
Level 2 - Other significant observable inputs	29,400,257
Level 3 - Significant unobservable inputs	—
Total	$30,640,419

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment

Minnesota Municipal Income Fund II 2009 Semiannual Report

Notes to FINANCIAL STATEMENTS

leverage and, as a result, the market values of such securities will generally be more volatile than those of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2009, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2009, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of February 28, 2009, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2009, the fund had no outstanding when-issued or forward-commitment securities.

Minnesota Municipal Income Fund II 2009 Semiannual Report

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the six-month period ended February 28, 2009, the fund had no dollar roll transactions.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2009, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 28, 2009 (estimated) and the fiscal year ended August 31, 2008, were as follows:

	2/28/09	8/31/08
Distributions paid from:
Tax exempt income	$685,294	$1,311,021
Ordinary income	—	15,062
Long-term capital gains	—	179,566
	$685,294	$1,505,649

At August 31, 2008, the fund's most recently completed fiscal year, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$2,962
Undistributed tax-exempt income	92,852
Undistributed long term loss	(73,952)
Unrealized depreciation	(521,476)
Accumulated deficit	$(499,614)

Minnesota Municipal Income Fund II 2009 Semiannual Report

Notes to FINANCIAL STATEMENTS

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state's discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Minnesota Municipal Income Fund II 2009 Semiannual Report

(3) Auction Preferred Shares
   As of February 28, 2009, the fund had 520 auction preferred shares ("AP shares") with a liquidation preference of $25,000 per share. The dividend rate on the AP shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the "Auction Agent").

Normally, the dividend rates on the AP shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP shares and holders of AP shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund's AP shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund's cost of leverage and reduces the fund's common share earnings. On February 28, 2009, the maximum applicable rate was 0.91%.

In the event of a failed auction, holders of AP shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2009, aggregated $3,550,339 and $4,759,973, respectively.

(5) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement, as amended June 19, 2008, provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets

Minnesota Municipal Income Fund II 2009 Semiannual Report

Notes to FINANCIAL STATEMENTS

including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the six-month period ended February 28, 2009, custodian fees were increased by $3 as a result of overdrafts and were not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the six-month period ended February 28, 2009, legal fees and expenses of $2,649 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncement
   In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133" ("FAS 161"), which requires enhanced disclosures about a fund's derivative and hedging activities. FAS 161 is effective for financial statements issued for periods beginning after November 15, 2008 and interim periods within those fiscal years. The fund does not expect FAS 161 to have a material impact on the financial statement amounts; however, additional disclosures will be required.

Minnesota Municipal Income Fund II 2009 Semiannual Report

Notice to SHAREHOLDERS (unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the fund's shareholders was held on December 1, 2008. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)  The fund's preferred shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Roger A. Gibson	448	64
Leonard W. Kedrowski	448	64

(2)  The fund's common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Voted "Against"
Benjamin R. Field III	1,364,548	27,920
Victoria J. Herget	1,364,548	27,920
John P. Kayser	1,364,548	27,920
Richard K. Riederer	1,364,548	27,920
Joseph D. Strauss	1,364,135	28,333
Virginia L. Stringer	1,364,135	28,333
James M. Wade	1,364,548	27,920

(3)  The fund's common and preferred shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2009. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
1,366,720	7,433	18,315	—

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission's website at www.sec.gov. A description of the fund's policies and procedures is also available without charge upon request by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Form N-Q is available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Form N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

Minnesota Municipal Income Fund II 2009 Semiannual Report

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BOARD OF DIRECTORS

Virginia Stringer

Chairperson of Minnesota Municipal Income Fund II
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of Minnesota Municipal Income Fund II
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II
Director of Charterhouse Group, Inc.

Victoria Herget

Director of Minnesota Municipal Income Fund II
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of Minnesota Municipal Income Fund II
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of Minnesota Municipal Income Fund II
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of Minnesota Municipal Income Fund II
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of Minnesota Municipal Income Fund II
Owner and President of Strauss Management Company

James Wade

Director of Minnesota Municipal Income Fund II
Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2009 Semiannual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

4/2009    0103-09    MXN-SAR

Item 2—Code of Ethics

Not applicable to the semi-annual report.

Item 3—Audit Committee Financial Expert

Not applicable to the semi-annual report.

Item 4—Principal Accountant Fees and Services

Not applicable to the semi-annual report.

Item 5—Audit Committee of Listed Registrants

Not applicable to the semi-annual report.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)        Not applicable.

(a)(2)        Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)   Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: April 29, 2009

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: April 29, 2009